UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-36677 (Commission File Number)	38-2063100 (IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Diplomat Pharmacy, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed on December 21, 2017 (the “Initial Report”), which disclosed the completion of the Company’s acquisition of all of the outstanding equity interests of LDI Holding Company, LLC, a Delaware limited liability company (“LDI”), pursuant to the terms of that certain Securities Purchase Agreement and Plan of Merger, dated November 15, 2017 (the “Purchase Agreement”) by and among the Company, LDI and certain indirect equityholders of LDI (the “Sellers”) and Nautic Capital VIII, L.P., a Delaware limited partnership, solely in its capacity as Securityholder Representative. As previously disclosed, the acquisition was completed on December 20, 2017.

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1.  This Amendment No. 1 is being filed solely to provide the information required by Item 9.01 of Form 8-K, and does not amend the Initial Report in any manner other than such Item 9.01.

Item 9.01                      Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

Attached hereto as Exhibits 99.2 and 99.3 and incorporated herein by reference are the financial statements of LDI, as follows:

•                  Audited financial statements of LDI, as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014, including the Independent Auditor’s Report thereon

•                  Notes to audited financial statements

•                  Unaudited financial statements of LDI, as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016

•                  Notes to unaudited financial statements

(b)         Pro Forma Financial Information

Attached hereto as Exhibit 99.4 and incorporated herein by reference are the unaudited pro forma condensed combined consolidated statement of operations of the Company, as follows:

•                  Unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2017

•                  Notes to unaudited pro forma condensed combined consolidated statement of operations

(d)         Exhibits

No.	Description
23.1	Consent of BDO USA, LLP
99.2	Audited financial statements of LDI, as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014
99.3	Unaudited financial statements of LDI, as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016
99.4	Unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Atul Kavthekar
Atul Kavthekar
Chief Financial Officer

Date: March 7, 2018